UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 8, 2000


                         Magellan Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                  Delaware                 1-5507            06-0842255
                  --------                -------            ----------
        State or other jurisdiction     (Commission           (IRS Employer
              of incorporation         File Number)        Identification No.)



             149 Durham Road, Oak Park - Unit 31, Madison, CT 06443
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (203) 245-7664



         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION


Item 5.          Other Events

                 On December 8, 2000, the Company announced a stock repurchase plan to purchase up to $1 million shares of the Company's common stock in the open market.

Item 7    .      Financial Statements, Pro Forma Financial Information and
                 Exhibits

(c)      Exhibits  -

(99)     Additional Exhibits

                 (a)     Press release of the registrant dated December 8, 2000.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               MAGELLAN PETROLEUM CORPORATION
                                                      (Registrant)



                                                     By /s/ James R. Joyce
                                           -----------------------------------
                                                   Name:    James R. Joyce
                                                   Title: President


Date:  December 8, 2000